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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 2, 2002
Date of Report

NORTHWESTERN CORPORATION
(Exact name of Registrant as specified in its charter)

DELAWARE
(State or other jurisdiction of incorporation)

0-692	46-0172280
(Commission File No.)	(IRS Employer Identification Number)

125 South Dakota Avenue, Suite 1100
Sioux Falls, South Dakota 57104
(Address of Principal Executive Offices)

(605) 978-2908
(Registrant's Telephone Number, Including Area Code)

Item 5. OTHER EVENTS

        On July 31, 2002, NorthWestern Corporation (the "Company") issued a press release announcing that the Company was reviewing CornerStone Propane Partners, L.P.'s announcement that it elected to delay making an interest payment on its debt and is continuing to review financial restructuring and strategic opportunities. In addition, the Company reaffirmed its full-year earnings target of $2.30 to $2.55 per share from continuing operations. The press release is included as Exhibit 99.1 hereto and is incorporated herein by reference. The press release contains forward-looking statements regarding the Company and includes a cautionary statement identifying important factors that could cause actual results to differ materially from those anticipated.

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS, AND EXHIBITS

(c)    Exhibits

Exhibit Number	Description
99.1	Press Release of NorthWestern Corporation, dated July 31, 2002

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 2, 2002
NORTHWESTERN CORPORATION
	By:	/s/ KIPP D. ORME Kipp D. Orme Vice President—Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of NorthWestern Corporation, dated July 31, 2002

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SIGNATURES
EXHIBIT INDEX